Q4 2024 Investor Presentation Exhibit 99.3 February 20, 2025 – based on financial results as of December 31, 2024

2Investor Presentation 2 Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations. Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending December 31, 2024.

3Investor Presentation I. Quarter and Full Year Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 II. Company Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 III. Financial Positioning and Strategic Initiatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 IV. Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 Investor Presentation – Q4 2024

4Investor Presentation Quarter and Full Year Results

5Investor Presentation Key Takeaways from Q4 2024 Full year adjusted EPS from continuing operations of $1.82*, up 32% year over year Continued strength in lease rates; FLRD +24.3%, utilization 97.0% Adjusted Return on Equity (ROE) of 14.6%*, up 30% over 2023 driven by significant improvement in operating margins Introducing 2025 EPS guidance to a range of $1.50 to $1.80 reflecting lower deliveries and lower gains on railcar sales * See appendix for reconciliation of non-GAAP measures

6Investor Presentation Financial Results Highlights Cash Flow from Cont. Operations $205M $+111M Revenues $629M (21)% Adjusted EPS* $0.39 $(0.43) Q4 2024 – Year over Year Adjusted ROE* 14.6% FY 2024 * See appendix for reconciliation of non-GAAP measures

7Investor Presentation Financial Results Highlights Cash Flow from Cont. Operations $588M $+279M Revenues $3,079M +3% Adjusted EPS* $1.82 $+0.44 FY 2024 – Year over Year Net Fleet Investment $181M $(106)M * See appendix for reconciliation of non-GAAP measures

8Investor Presentation North American Railcar Market In Balance C ha ng e in N or th A m er ic an R ai lc ar F le et (r ai lc ar s Y /Y ) S hare of R ailcars in S torage (M onthly % ) Change in Fleet Size (Y/Y) Percent in storage 1/1/2021 1/1/2022 1/1/2023 1/1/2024 1/1/2025 -30,000 -20,000 -10,000 0 10,000 20,000 —% 5% 10% 15% 20% 25% North American Railcar Fleet and Railcars in Storage Source: Association of American Railroads (“AAR”) RAILCAR FLEET The industry fleet grew slightly in 2024 with industry deliveries outpacing attrition. We expect 2025 industry deliveries down approximately 20% from 2024 and higher attrition. RAILCARS IN STORAGE Consistent with seasonal norms, industry storage rates increased slightly in Q1 but remain slightly lower than year-ago levels. The North American fleet remains in balance.

Segment Performance: Railcar Leasing & Services Group

Leasing & Services Segment Revenue Drivers

- Revenue higher year over year due to higher lease rates and net additions to the lease fleet

Leasing & Services Margin Performance Drivers

- Margin down year over year due to lower gains on lease portfolio sales and higher maintenance and compliance costs, partially offset by higher lease rates
- Completed $107M of lease portfolio sales in the quarter, resulting in gains of $21M
- Segment margin includes gains from insurance recoveries in Q4 2023 and Q4 2024

Leasing & Services Business Highlights

- Quarterly net fleet investment of $95 million
- Owned fleet of 109,635 railcars
- Total owned and investor-owned fleet of 143,865 railcars
- Fleet utilization of 97.0%
- Renewal success rate of 77% for Q4 2024
- FLRD remains strong at +24.3%

Leasing & Services Revenue and Operating Profit Margin [1]


$360
$240
$120
$—
(in millions)
60%
40%
20%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Leasing & Management Revenue
Maintenance Services Revenue
Digital & Logistics Services Revenue
OP Margin (1)

FLRD and Utilization Remain Favorable


100%
90%
80%
Fleet Utilization
50%
25%
—%
FLRD
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Fleet Utilization
FLRD (2)

TRINITY INDUSTRIES

See appendix for footnotes

Investor Presentation 9

10Investor Presentation10 Rail Products Segment Revenue Drivers • Quarterly revenue down year over year due to lower deliveries, including sustainable railcar conversions Rail Products Margin Performance Drivers • Operating margin of 8.8% in the quarter reflects year over year improvement in labor and operational efficiencies, partially offset by lower deliveries Rail Products Business Highlights • 1,500 new railcar orders in the quarter and 3,760 new railcar deliveries in the quarter • Backlog of $2.1 billion at quarter-end Rail Products OP Margin Reflects Significant Improvement (in m ill io ns ) Rail Products Revenue Parts & Components Revenue OP Margin Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 $— $250 $500 $750 4% 6% 8% 10% Segment Performance: Rail Products Group Orders Deliveries Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 0 2,500 5,000 Backlog and Order Volume Support Replacement-Level Demand

Total Company Results

Q4 2024 Financial Summary:

Income Statement:

- Total revenues of $629M reflect lower external deliveries, including sustainable railcar conversions, and higher eliminations in the Rail Products Group
- GAAP EPS from continuing operations of $0.38
- Adjusted EPS of $0.39*
- Lease portfolio sales proceeds of $107M in the quarter

Full Year Cash Flow:

- Cash flow from continuing operations of $588M
- Net gains on lease portfolio sales of $57M
- Net fleet investment of $181M
- Investment of $54M in operating and administrative capex
- Shareholder returns of $114M through dividends paid and share repurchases

Q4 Revenue Reflects Lower External Deliveries


$900
$450
$—
$1.00
$0.50
$—
(in millions)
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Leasing & Services
Rail Products
Adj EPS, Cont Ops (Diluted) *

Cash Flow From Ops Reflects Working Capital Improvement


$750.0
$500.0
$250.0
$—
(in millions)
FY22
FY23
FY24
Cash Flow from Cont Ops
Net Gains on Lease Portfolio Sales

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

Investor Presentation 11

Balance Sheet Positioning

Strategically Positioned for Value Creation

LIQUIDITY

Cash & Equivalents
$228M

Revolver Availability
$591M

Warehouse Availability
$168M

Solid Liquidity of $987M[1]

DEBT STRUCTURE

Recourse Debt
$598M @ ~7.8%[1]

Non-recourse Debt
$5.1B @ ~4.2%[1]

Favorable average cost of debt with flexible term structures

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$341M

LTV of **67.6%** for the wholly-owned lease portfolio as of Q4-24

Pledge to warehouse and additional assets can be sold or financed

Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

Investor Presentation 12

13Investor Presentation C ap ita l A llo ca tio n FY 2025 Summary Detail Industry Deliveries Approximately 35K Does not include sustainable railcar conversions Net Fleet Investment $300M — $400M Includes deliveries to our lease fleet, sustainable railcar conversions, railcar modifications and betterments, and secondary market purchases; offset by proceeds from lease portfolio sales Operating and Administrative Capital Expenditures $45M — $55M Investments in automation, technology, and modernization of facilities and processes EPS from Continuing Operations $1.50 — $1.80 Excludes items outside of our normal business operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise. Management Outlook for Business Performance

14Investor Presentation Company Overview

15Investor Presentation Trinity Industries, Inc. is a market leading railcar leasing business that provides rail transportation products and services in North America – Top 5 Leasing company ~ 109,635 railcars under ownership ~ 34,230 additional investor-owned railcars – Leading railcar manufacturer with 41% of industry deliveries in FY 2024 – Railcar maintenance network and growing railcar logistics products and services Unique rail platform provides single source for comprehensive rail transportation solutions • 2024 total revenues of $3.1 billion • 2024 Adjusted EBITDA* of $805 million • Current dividend yield of 3.4%(1) – 243 consecutive quarterly dividend payments External Revenue by Business Segment(2) *All specified data as of December 31, 2024; See appendix for footnotes and reconciliation of non-GAAP measures $8.3 billion* Enterprise Value $114 million* 2024 Stockholder Returns $588 million* 2024 Cash Flow from Cont. Ops $2.9 billion* Market Cap Leasing & Services Rail Products Adj EPS, Cont Ops (Diluted) * 2022 2023 2024 $— $1,750 $3,500 $— $1.00 $2.00 (in $mms) Trinity Industries, Inc. Overview

16Investor Presentation Optimize customers’ ownership and usage of railcar equipment Cross-sell to deliver innovative solutions and differentiated experience Create an unmatched rail platform that provides a full suite of customer solutions to make a Trinity leased railcar the “railcar of choice” for our shipper customers for higher fleet utilization, more value streams per railcar, and higher shareholder returns Trinity’s Platform Built for Superior Performance

17Investor Presentation Platform Capabilities Support Optimized Lease Fleet Returns Lease Originations Captive Maintenance Parts and Services Manufacturing excellence and new product development Market data and leading market view Asset Management / RIV Partnerships Dual role as owner and builder creates a feedback loop reinforcing asset differentiation Complementary lines of business give us a broad industry view and early visibility to industry trends Lease origination capabilities give customer flexibility and unlock multiple monetization options for each asset Fee income from Rail Investment Vehicle partnerships worth an average of 100bp to Adjusted ROE over last 5 years Captive maintenance and Mobile Repair Units allow for more time on rent Parts and services reduce cyclicality of earnings stream and enhance customer experience

18Investor Presentation Establishing New Value Streams Across Railcar Life Cycle

Diversified Portfolio of Railcar Equipment

~ **900** Different Commodities

~ **270** Different Railcar Designs

Commercial End Markets / Commodities

Major Railcar Category		Refined Products & Chemicals	Energy	Agriculture	Construction & Metals	Consumer Products	
Freight Cars 52%	Open Hoppers & Gondolas		Coal		Aggregates, Steel and Metals		11%
	Small Covered Hopper (< 5k cu/ft)		Frac Sand	Fertilizer	Cement, Construction Materials, Steel and Metals		11%
	Large Covered Hopper (> 5k cu/ft)	Other Chemical (Soda Ash)		DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)		12%
	Specialty Covered Hopper	Plastics	Coal (Fly Ash)	Grain Mill Products	Aggregates, Cement		7%
	Other Freight	Other Chemicals		Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal	11%
Tank Cars 48%	Pressure Tank Cars	NGL, Chlor Alkali, Petro-chemical, Other Chemicals		Fertilizer			10%
	Gen. Service Tank Cars (< 20k. Gal)	Sulfur Products, Chlor Alkali, Other Chemicals		Grain Mill Products	Aggregates (Clay Slurry)		3%
	Gen. Service Tank Cars (20k. - 25k Gal.)	Refined Products, Petro-chemicals, Other Chemicals		Fertilizer, Food, Animal Feed			5%
	Gen. Service Tank Cars (25k. - 30k Gal.)	Refined Products, Petro-chemicals, Other Chemicals	Crude Oil, Biofuels	Grain Mill Products, Food			12%
	Gen. Service Tank Cars (> 30k. Gal)	Refined Products, Petrochemicals, Other Chemicals, NGL's	Biofuels, Crude Oil				13%
	Specialty Tank	Chlor Alkali, Other Chemicals, Sulfur Products		Fertilizer			5%
		34%	27%	20%	10%	9%	

**All percentage information reflects Company-owned fleet assets as of December 31, 2024*

TRINITY INDUSTRIES
Investor Presentation 19

20Investor Presentation 13% 13% 9% 26% 12% 13% TRN, 14% TRN UnionTank GATX All other * ITE CIT Wells Fargo The TrinityRail platform has grown at a 10% CAGR since 2003 Lessors Make Up A Growing Share of the North American Fleet Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 90 lessors own 252K railcars in “All other” 20 Financial Lessors 55% 18% 17% 10% Lessor Railroad Shipper TTX See appendix for source information Capitalizing on Structural Change in the Rail Market

21Investor Presentation21 Operating our business in a way that minimizes impact on natural resources and the environment • Leveraged Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Sustainable railcar conversions allow for re-use of railcar components while still addressing a changing demand environment • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emissions Attracting and retaining a diverse and empowered workforce • Fostering an inclusive and collaborative workplace • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the well being of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of sustainability initiatives Strong track record of operational excellence • All Trinity Rail manufacturing facilities and Trinity HQ achieved ISO 14001 (Environmental) and ISO 45001 (Safety) certification, the only railcar manufacturer in North America certified to both rigorous standards • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance Commitment to Premier Performance and Sustainability Environmental Commitment Social Responsibility Governance Excellence Risk Management

22Investor Presentation • 1.7 million railcars in North America(1) • 1.4 trillion ton miles moved by rail in 2024(2) • 3,500+ commodities moved by rail(3) • Annual railcar loadings of 17 million in 2024(4), highly correlated to U.S. GDP U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes 22 Truck, 49% Rail, 26% Water, 9% Pipe, 16% 5.4 trillion total ton miles Integral Part of North American Supply Chain 26% of U.S. Freight Ton Miles move by rail

23Investor Presentation Financial Positioning and Strategic Initiatives

Capital Allocation Strategy Focused on Returns

Fleet investment generates highest returns for Trinity

LOWER RETURNS → HIGHER RETURNS

Hold Cash	Debt Repayment	Return of Capital	Capital Investments and M&A	Fleet Investment
Committed to maintaining appropriate liquidity	Current debt profile supports ROE outlook	Committed to dividend growth and will be opportunistic around share repurchases	Requires diligence, but strategic M&A around Parts and Services can drive meaningful returns	Strong FLRD and growing end market demand supports our conviction in the return opportunities from fleet investment

TRINITY INDUSTRIES
Investor Presentation 24

25Investor Presentation • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • Bonus depreciation allowed under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.5% of greenhouse emissions • Up to 95% recyclable through scrap and salvage Environmental Profile* *See appendix for source information 25 Railcars are Sustainable Long-Term Investments

26Investor Presentation Trinity’s Operating Model and Company Purpose

27Investor Presentation Appendix

28Investor Presentation 28 Three Months Ended December 31, 2024 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Adjusted Operating profit $ 112.0 $ (2.7) $ 4.3 $ 113.6 Income from continuing operations before income taxes $ 47.5 $ (2.7) $ 4.3 $ 49.1 Provision (benefit) for income taxes $ 6.7 $ (0.6) $ 0.9 $ 7.0 Income from continuing operations $ 40.8 $ (2.1) $ 3.4 $ 42.1 Net income from continuing operations attributable to Trinity Industries, Inc. $ 31.9 $ (2.1) $ 3.4 $ 33.2 Diluted weighted average shares outstanding 84.5 84.5 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.38 $ 0.39 (1) Represents insurance recoveries in excess of net book value for assets damaged by a fire at the Company’s facility in Cartersville, Georgia in the first quarter of 2024. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Reconciliation: Adjusted Operating Results

29Investor Presentation 29 Year Ended December 31, 2024 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 491.5 $ (2.7) $ 4.3 $ — $ 493.1 Income from continuing operations before income taxes $ 221.8 $ (2.7) $ 4.3 $ (1.2) $ 222.2 Provision (benefit) for income taxes $ 50.4 $ (0.6) $ 0.9 $ (0.3) $ 50.4 Income from continuing operations $ 171.4 $ (2.1) $ 3.4 $ (0.9) $ 171.8 Net income from continuing operations attributable to Trinity Industries, Inc. $ 152.7 $ (2.1) $ 3.4 $ (0.9) $ 153.1 Diluted weighted average shares outstanding 84.2 84.2 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 1.81 $ 1.82 Reconciliation: Adjusted Operating Results (1) Represents insurance recoveries in excess of net book value for assets damaged by a fire at the Company’s facility in Cartersville, Georgia in the first quarter of 2024. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense, net; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Reconciliation: *Adjusted Operating Results*

	Year Ended December 31, 2023 (in millions, except per share amounts)					
	GAAP	Selling, engineering, and administrative expenses [1]	Gains on dispositions of property – other [2]	Restructuring activities, net	Interest expense, net [3]	Adjusted
Operating profit	$ 417.0	$ 4.0	$ (6.3)	$ (2.2)	$ —	$ 412.5
Income from continuing operations before income taxes	$ 149.0	$ 4.0	$ (6.3)	$ (2.2)	$ (1.5)	$ 143.0
Provision (benefit) for income taxes	$ 9.0	$ 1.0	$ (1.6)	$ (0.6)	$ (0.4)	$ 7.4
Income from continuing operations	$ 140.0	$ 3.0	$ (4.7)	$ (1.6)	$ (1.1)	$ 135.6
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 119.4	$ 3.0	$ (4.7)	$ (1.6)	$ (1.1)	$ 115.0
Diluted weighted average shares outstanding	83.4					83.4
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 1.43					$ 1.38

(1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.

We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; interest expense, net; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
Investor Presentation 30

Reconciliation: *Adjusted Operating Results*

	Year Ended December 31, 2022 (in millions, except per share amounts)					
	GAAP	Gains on dispositions of property – other (1)(2)	Restructuring activities, net (1)	Interest expense, net (1)(3)	Income tax effect of CARES Act	Adjusted
Operating profit	$ 334.0	$ (7.5)	$ 1.0	$ —	$ —	$ 327.5
Income (loss) from continuing operations before income taxes	$ 126.5	$ (7.5)	$ 1.0	$ (1.4)	$ —	$ 118.6
Provision (benefit) for income taxes	$ 27.6	$ (1.9)	$ 0.3	$ (0.3)	$ 0.6	$ 26.3
Income (loss) from continuing operations	$ 98.9	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 92.3
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 86.1	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 79.5
Diluted weighted average shares outstanding	84.2					84.2
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 1.02					$ 0.94

(1) The effective tax rate for gains on dispositions of other property; restructuring activities, net; and interest expense, net is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.

We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense, net; the income tax effects of the CARES Act; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
Investor Presentation 31

32Investor Presentation FY 2022 FY 2023 Q4-24 FY 2024 (in millions) Net cash provided by operating activities – continuing operations $ 9.2 $ 309.0 $ 204.6 $ 588.1 Net gains on lease portfolio sales 126.2 82.8 21.1 57.3 Cash flow from operations with net gains on lease portfolio sales $ 135.4 $ 391.8 $ 225.7 $ 645.4 Cash flow from operations with net gains on lease portfolio sales is a non-GAAP financial measure. We believe this measure is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing the breadth of the cash flow generation capabilities across our operating platform, as well as our ability to fund our operations and repay our debt. This measure is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus net gains on lease portfolio sales and is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Reconciliation: Cash Flow from Operations with Net Gains on Lease Portfolio Sales

Reconciliation: *Adjusted Return on Equity*

	December 31, 2024	December 31, 2023	December 31, 2022
		($ in millions)	
Numerator:			
Income from continuing operations	$ 171.4	$ 140.0	
Net income attributable to noncontrolling interest	(18.7)	(20.6)	
Net income from continuing operations attributable to Trinity Industries, Inc.	152.7	119.4	
Adjustments (net of income taxes):			
Selling, engineering, and administrative expenses (1)	—	3.0	
Gains on dispositions of property – other (2)	(2.1)	(4.7)	
Restructuring activities, net	3.4	(1.6)	
Interest expense, net (3)	(0.9)	(1.1)	
Adjusted Net Income	$ 153.1	$ 115.0	
Denominator:			
Total stockholders' equity	$ 1,307.2	$ 1,275.5	$ 1,269.6
Noncontrolling interest	(248.3)	(238.4)	(257.2)
Trinity stockholders' equity	$ 1,058.9	$ 1,037.1	$ 1,012.4
Average total stockholders' equity	$ 1,291.4	$ 1,272.6	
Return on Equity (4)	13.3 %	11.0 %	
Average Trinity stockholders' equity	$ 1,048.0	$ 1,024.8	
Adjusted Return on Equity (5)	14.6 %	11.2 %	

(1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition.
(2) Represents insurance recoveries in excess of net book value for assets damaged at the Company's facility in Cartersville, Georgia in two separate events.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.
(4) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity.
(5) Adjusted Return on Equity is calculated as adjusted net income divided by average Trinity stockholders' equity, each as defined below and reconciled above.

Adjusted Return on Equity ("Adjusted ROE") is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Adjusted ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of net income or loss attributable to noncontrolling interest, and certain other adjustments (net of income taxes), described in the footnotes to the table above, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; and interest expense, net; and (ii) the denominator is calculated as average Trinity stockholders' equity (which excludes noncontrolling interest).

In the table above, the numerator and denominator of our Adjusted ROE calculation are reconciled to income from continuing operations and total stockholders' equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Adjusted ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company's investments over time. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
Investor Presentation 33

34Investor Presentation “EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus certain gains on dispositions of other property; restructuring activities, net; and interest income. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Year Ended December 31, 2024 (in millions) Net income $ 157.1 Less: Loss from discontinued operations, net of income taxes (14.3) Income from continuing operations 171.4 Interest expense 288.5 Provision (benefit) for income taxes 50.4 Depreciation and amortization expense 293.8 EBITDA 804.1 Gains on dispositions of property – other (2.7) Restructuring activities, net 4.3 Interest income (1.2) Adjusted EBITDA $ 804.5 Reconciliation: EBITDA and Adjusted EBITDA

35Investor Presentation Slide 9 – Segment Performance: Railcar Leasing & Services Group (1) OP margin for the Railcar Leasing and Services Group includes gains from insurance recoveries of $1.4M in Q4-23 and $2.7M in Q4-24. (2) Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows: (New Lease Rates – Expiring Lease Rates) x Expiring Railcar Leases (Expiring Lease Rates x Expiring Railcar Leases) Slide 11 – Total Company Results Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): • Reported Q4-23 GAAP EPS was $0.81; Adjusted EPS excludes $0.02 related to the change in estimated fair value of additional contingent consideration associated with an acquisition and $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. • Reported Q1-24 GAAP EPS and Adjusted EPS were both $0.33. • Reported Q2-24 GAAP EPS was $0.67; Adjusted EPS excludes $0.01 related to interest income accretion related to a seller-financing agreement associated with the sale of certain non- operating assets. • Reported Q3-24 GAAP EPS was $0.44; Adjusted EPS excludes $0.01 related to interest income accretion related to a seller-financing agreement associated with the sale of certain non- operating assets. • Reported Q4-24 GAAP EPS was $0.38; Adjusted EPS excludes $0.04 related to restructuring activities and $0.03 related to the insurance recoveries in excess of net book value for assets damaged by a fire at the Company’s facility in Cartersville, Georgia in the first quarter of 2024. Slide 12 – Balance Sheet Positioning (1) Balances and blended average interest rate (including the effect of interest rate hedges, as applicable) as of December 31, 2024 Slide 15 – Trinity Industries, Inc. Overview (1) Current dividend yield represents the Company’s most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of December 31, 2024. (2) Intersegment revenues are eliminated. Slide 20 – Capitalizing on Structural Change in the Rail Market Umler® North American fleet ownership data as of January 1, 2025 Slide 22 – Integral Part of North American Supply Chain (1) Umler® source data, January 1, 2025 report (2) FTR Associates 11/15/2024 (3) Association of American Railroads (“AAR”), accessed on March 1, 2022 with data as of February 20, 2022 (4) Association of American Railroads (“AAR”) 1/1/2025 Slide 25 – Railcars are Sustainable Long-Term Investments https://www.aar.org/wp-content/uploads/2023/06/AAR-Climate-Change-Fact-Sheet.pdf Presentation Footnotes

36Investor Presentation Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations Contact Information